Note 6 - Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets Disclosure [Text Block]
6.	GOODWILL AND INTANGIBLE ASSETS

Goodwill totaled $4,559,000 at the years ended December 31, 2013, and 2012. Core deposit intangible gross carrying amount was $156,000 and $195,000 for the years ended December 31, 2013, and 2012. Core deposit accumulated amortization was $240,000 and $200,000 for the years ended December 31, 2013, and 2012.

Core deposit intangible assets are amortized on a straight-line basis over their estimated lives of ten years. Amortization expense totaled $39,000, $40,000, and $40,000 in 2013, 2012, and 2011, respectively. The estimated aggregate future amortization expense for core deposit intangible assets as of December 31, 2013, is as follows (in thousands):

2014	$40,000
2015	40,000
2016	40,000
2017	36,000
Total	$156,000